EXHIBIT 24

                               POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Thomas M. O'Flynn and James T. Foran, and each of them (with full power to act without the other), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Public Service Enterprise Group Incorporated (the "Registrant") to sign the Registration Statement on Form S-3 to be filed by the Registrant with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of $1,500,000,000 aggregate principal amount of the Registrant's Common Stock, Preferred Stock, Senior Debt Securities and Subordinated Debt Securities and any and all amendments of such Registration Statement.

      IN WITNESS WHEREOF, each of the undersigned has executed this instrument, this 16th day of April, 2002.

         /s/ E. James Ferland                   /s/ Ernest H. Drew
         ------------------------               -----------------------
         E. James Ferland                       Ernest H. Drew

         /s/ Raymond V. Gilmartin               /s/ Albert R. Gamper
         ------------------------               -----------------------
         Raymond V. Gilmartin                   Albert R. Gamper

         /s/ William V. Hickey                  /s/ Conrad K. Harper
         ------------------------               -----------------------
         William V. Hickey                      Conrad K. Harper

         /s/ Marilyn M. Pfaltz                  /s/ Shirley Ann Jackson
         ------------------------               -----------------------
         Marilyn M. Pfaltz                      Shirley Ann Jackson

         /s/ Patricia A. Rado                   /s/ Richard J. Swift
         ------------------------               -----------------------
         Patricia A. Rado                       Richard J. Swift

                                                /s/ Thomas M. O'Flynn
                                                -----------------------
                                                Thomas M. O'Flynn